SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 1999

                              SAFELITE GLASS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                              333-21949 13-3386709
        (COMMISSION FILE NUMBER) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                     1105 SCHROCK ROAD, COLUMBUS, OHIO 43229
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (614) 842-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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                              Item 5. Other Events


Allstate Insurance Company (Allstate) has advised Safelite that it does not intend to renew its Best Efforts Agreement with Safelite for autoglass repair, replacement, and administrative services when that contract expires in October 2000. Allstate has further advised Safelite that it intends to enter into negotiations with Lynx Services from PPG to provide these services when the current contract expires. During Safelite's fiscal year ended March 1999, Allstate revenues totaled approximately $120 million or 14% of Safelite's total sales. The actual impact of this action by Allstate on Safelite's prospective sales will be dependent on several factors, including the definitive contract terms to be negotiated by Allstate with Lynx Services, and is therefore not presently determinable. Although the Company currently believes that it will retain a portion of its sales to Allstate, the Company expects that sales for its fiscal year ended March 2001 will be reduced by a material amount.

Safelite is planning actions to reduce its overall cost structure in light of current industry conditions as well as this development. The Company expects that it will record restructuring charges in the quarter ended January 1, 2000 related to this effort.

This report contains forward-looking statements concerning the Company's operations and economic performance. These statements are based upon a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Some of these assumptions inevitably will not materialize, and unanticipated events will occur which will affect the Company's results.

Statements contained in this report that are prefaced with the words "intend," "will," and similar expressions, are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company's future results of operations. These statements are based on the Company's current expectations and estimates as to prospective events and circumstances about which the Company can give no firm assurance. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. As it is not possible to predict every new factor that may emerge, forward-looking statements should not be relied upon as a prediction of actual future financial condition or results. These forward-looking statements, like any forward-looking statements, involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include product demand, regulatory uncertainties, the effect of economic conditions, the impact of competitive products and pricing, changes in customers' ordering patterns and costs and expenses associated with any Year 2000 issues associated with the Company, including updating software and hardware and potential system interruptions. The foregoing list should not be construed as exhaustive.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SAFELITE GLASS CORP.

Dated: October 27, 1999                  By:   /s/   Douglas A. Herron
                                         ---   ---   -----------------

                                         Name: Douglas A. Herron
                                         Title: Chief Financial Officer